Supplement dated June 29, 2017 to the Prospectuses dated May 1, 2017, for:

Strategic Variable Life® Plus

Variable Universal Life II

Variable Universal Life

This supplement revises the prospectuses to reflect changes effective June 5, 2017:

•	Janus Aspen Balanced Portfolio was renamed Janus Henderson Balanced Portfolio. All references to Janus Aspen Balanced Portfolio are deleted and replaced with Janus Henderson Balanced Portfolio.

•	Janus Aspen Forty Portfolio was renamed Janus Henderson Forty Portfolio. All references to Janus Aspen Forty Portfolio are deleted and replaced with Janus Henderson Forty Portfolio.

•

Janus Aspen Global Research Portfolio was renamed Janus Henderson Global Research Portfolio. All references to Janus Aspen Global Research Portfolio are deleted and replaced with Janus Henderson Global Research Portfolio.

If you have questions about this supplement, or other product questions, you may contact your registered representative, our Customer Service Center, or visit us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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